UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): February 26, 2013

ALTRIA GROUP, INC.
(Exact name of registrant as specified in its charter)

Virginia	1-08940	13-3260245
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

6601 West Broad Street, Richmond, Virginia	23230
(Address of principal executive offices)	(Zip Code)
Registrant's telephone number, including area code: (804) 274-2200
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
On February 26, 2013, the Board of Directors of Altria Group, Inc. (“Altria”) elected Debra J. Kelly-Ennis to the Board of Directors (the “Board”). Ms. Kelly-Ennis is not being named to any committee of the Board at this time.
The Board made an affirmative determination that Ms. Kelly-Ennis qualifies as an independent director under the New York Stock Exchange listing standards and Altria's standards for director independence.
Ms. Kelly-Ennis will be compensated for her service on the Board pursuant to the existing compensation program for non-employee directors, which is described in detail in Altria's proxy statement dated April 5, 2012 for Altria's 2012 Annual Meeting of Shareholders.
A copy of the press release issued by Altria announcing the appointment of Ms. Kelly-Ennis is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 5.03.	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.
In connection with the appointment of Ms. Kelly-Ennis, on February 26, 2013, the Board amended Article II, Section 2 of Altria's Amended and Restated By-Laws, in order to increase the size of the Board from eleven (11) to twelve (12) directors, such amendment to become effective on February 26, 2013. Altria's Amended and Restated By-Laws reflecting this revision are attached as Exhibit 3.1 to this Current Report on Form 8-K and incorporated herein by reference.
As previously reported in Altria's Current Report on Form 8-K, filed on January 31, 2013, Dr. Elizabeth E. Bailey informed Altria of her decision to retire from service on the Board following the completion of her current term. Consequently, Dr. Bailey will not stand for re-election to the Board at the 2013 Annual Meeting of Shareholders, presently anticipated to be held on May 16, 2013.
In connection with Dr. Bailey's impending retirement, the Board amended Article II, Section 2 of Altria's Amended and Restated By-Laws on February 26, 2013, in order to decrease the size of the Board from twelve (12) to eleven (11) directors, effective on the date of the 2013 Annual Meeting of Shareholders. The Amended and Restated By-Laws reflecting this revision are attached as Exhibit 3.2 to this Current Report on Form 8-K and incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits
(d)    Exhibits

3.1	Amended and Restated By-Laws of Altria Group, Inc. (effective February 26, 2013)

3.2	Amended and Restated By-Laws of Altria Group, Inc. (effective on the date of the 2013 Annual Meeting of Shareholders)

99.1	Altria Group, Inc. Press Release, dated February 26, 2013

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ALTRIA GROUP, INC.

By:	/s/ W. HILDEBRANDT SURGNER, JR.
Name:	W. Hildebrandt Surgner, Jr.
Title:	Corporate Secretary and
Senior Assistant General Counsel

DATE: February 26, 2013

INDEX TO EXHIBITS

Exhibit No.    Description

3.1	Amended and Restated By-Laws of Altria Group, Inc. (effective February 26, 2013)

3.2	Amended and Restated By-Laws of Altria Group, Inc. (effective on the date of the 2013 Annual Meeting of Shareholders)

99.1	Altria Group, Inc. Press Release, dated February 26, 2013

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